EXHIBIT 10.72.3
                                                                 ---------------


                       THIRD AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT is made as of the __ day of November, 2001 by and among CORRECTIONAL SERVICES CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the Subsidiaries of the Company that is a signatory hereto or that, pursuant to Section 9.1.20(b) of the Credit Agreement (as hereinafter defined), shall become a party hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"; and the Subsidiary Guarantors, collectively with the Company, are sometimes hereinafter referred to as the "Obligors"); each of the lenders that is a signatory hereto or that, pursuant to
Section 12.6(b) of the Credit Agreement, shall become a "Lender" hereunder (individually, a "Lender" and, collectively, the "Lenders"); and FLEET NATIONAL BANK, a national banking association and successor by merger to Summit Bank, as syndication agent for the Lenders (in such capacity, together with its successors in such capacity, the "Syndication Agent").


                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Company, the Subsidiary Guarantors, the Lenders and the Syndication Agent entered into a Credit Agreement dated August 31, 1999, as amended by a first amendment thereto dated as of November 10, 2000 and a second amendment thereto dated in or about August, 2001 (collectively, the "Credit Agreement"); and

     WHEREAS, the Company has requested the Syndication Agent and the Lenders to make certain amendments to the Credit Agreement as more fully described herein, and the Syndication Agent and the Lenders have agreed to do so, subject to and in accordance with the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. Except as otherwise indicated herein, all words and terms defined in the Credit Agreement shall have the same meanings when used herein.

     2.   Amendments to Credit Agreement.

          (a) The following definitions appearing in Section 1.1 of the Credit Agreement are hereby amended to read in their entirety as follows:

          "Applicable Commitment Fee Rate" shall mean:

               (i) with reference to the Revolving Credit Commitments, a rate per annum, determined from time to time in accordance with the table set forth below. The Applicable Commitment Fee Rate shall change on the fifth Business Day following receipt by the Syndication Agent of a Compliance Certificate of the Company demonstrating that the ratio of the consolidated Total Funded Debt of the Company and its Subsidiaries to Adjusted EBITDA as at the last day of the immediately preceding fiscal quarter of the Company shall be at a different level in the table below, whereupon the Applicable Commitment Fee Rate shall be reduced or increased to the applicable percentage set forth in such table. Notwithstanding the foregoing, the Applicable Commitment Fee Rate shall not be reduced at any time during which an Event of Default shall have occurred and be continuing:


                              Ratio of Total    Applicable Commitment Fee
                              Funded Debt to        Rate for Revolving
                Level         Adjusted EBITDA       Credit Commitments
                -----         ---------------   --------------------------
                  I             < 3.5 and                 .50%
                                -
                                > 3.00:1
                                -

                  II            < 3.00:1 and
                                > 2.50:1                  .50%
                                -

                 III            < 2.50:1 and
                                > 2.00:1                 .375%
                                -

                  IV            < 2.00:1                 .375%



          "Applicable Margin" shall mean:

               (i) with reference to Revolving Credit Loans that are Base Rate Loans or LIBOR Loans, an amount in excess of the Base Rate or the LIBOR Rate, as the case may be, determined from time to time in accordance with the table set forth below. The Applicable Margin shall change on the fifth Business Day following receipt by the Syndication Agent of a Compliance Certificate of the Company demonstrating that the ratio of the consolidated Total Funded Debt of the Company and its Subsidiaries to Adjusted EBITDA as at the last day of the immediately preceding fiscal quarter of the Company shall be at a different level in the table below, whereupon the Applicable Margin shall be reduced or increased to the applicable percentage set forth in such table. Notwithstanding the foregoing, the Applicable Margin shall not be reduced at any time during which an Event of Default shall have occurred and be continuing:








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


                                       Applicable Margin       Applicable Margin
                  Ratio of Total        for Revolving            for Revolving
                  Funded Debt to       Credit Loans that       Credit Loans that
        Level     Adjusted EBITDA     are Base Rate Loans       are LIBOR Loans
        -----     ---------------     -------------------      -----------------
          I         < 3.5 and               2.00%                    3.50%
                    -
                    > 3.00:1
                    -

          II        < 3.00:1 and            1.75%                    3.25%
                    > 2.50:1
                    -

         III        < 2.50:1 and            1.50%                    3.00%
                    > 2.00:1
                    -

          IV        < 2.00:1                1.25%                    2.75%


          (b) Section 9.1.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

               9.1.10  Total Funded Debt to Adjusted EBITDA Ratio.

               The Company will not permit the ratio of (i) the consolidated Total Funded Debt of the Company and its Subsidiaries as of the last day of any fiscal quarter of the Company ending during any test period set forth in the table below, to (ii) Adjusted EBITDA for the period of four consecutive fiscal quarters ending on the same day, to be greater than the ratio set forth opposite such test period below:


               Four Fiscal
               Quarters Ending                                       Ratio
               ---------------                                       ------
               September 30, 2001                                    3.50:1
               December 31, 2001 and thereafter                      2.50:1


          (c) Section 9.1.12 of the Credit Agreement is hereby amended to read in its entirety as follows:

               9.1.12  Consolidated Net Worth.

               The Company will not permit its Consolidated Net Worth to be less than $45,000,000, plus the sum of the following through the date of determination:

     (i) 90% of the Company's cumulative, positive (any loss shall be treated as zero) Consolidated Net Income earned from October 1, 2001 through such date of determination plus, (ii) 100% of the net proceeds of Equity Issuances from October 1, 2000 through such date of determination minus (iii) the aggregate amount of Permitted Stock Repurchases made from October 1, 2001 through such date of determination.

          (d) Section 9.1.14 of the Credit Agreement is hereby amended to read in its entirety as follows:

               9.1.14   Minimum Fixed Charge Coverage Ratio.

               The Company will not permit the Fixed Charge Coverage Ratio to be less than (i) 1.25 to 1.00 as of September 30, 2001, and (ii) 1.50 to 1.00 at any time thereafter.

          (e) Section 9.1 of the Credit Agreement is hereby amended by adding the following Section 9.1.26 immediately after Section 9.1.25 thereof:

               9.1.26  Sale of Phoenix Property.

               (a) Notwithstanding any other provision contained herein, the Borrower shall use its best efforts to refinance its facility located in Phoenix, Arizona, through its sale to a special purpose vehicle (entity) (which entity shall not be an Affiliate or a Subsidiary) which will issue municipal bonds to fund the purchase, as promptly as possible after the date hereof, the net proceeds of which shall be used to make mandatory prepayments of the Loans in accordance with the provisions of Section
     2.10.1 hereof and to reduce the Revolving Credit Commitments in accordance with the provisions of Sections 2.3.2 and 2.10.1 hereof.

               (b) Upon sale of the Property described in Section 9.1.26(a) hereof, the Borrower shall negotiate in good faith to further reduce the Revolving Credit Commitment, it being the intention of the Borrower and the Lenders to seek to reduce the Revolving Credit Commitment to an amount between $13,000,000 and $17,000,000.

          (f) Part 2 of Schedule 1 to the Credit Agreement is hereby deleted and replaced with Part 2 of Schedule 1 to this Agreement.

     3. Amendment Fees. Concurrently herewith and in consideration for the Syndication Agent and the Lenders entering into this Agreement, the Company is paying the Syndication Agent (a) an amendment fee in the amount of $98,515 for the ratable benefit of the Lenders and (b) an amendment fee in the amount of $39,406 for the sole benefit of the Syndication Agent. The foregoing fees are earned in full on the date hereof and not subject to rebate or reduction.

     4. Guaranty Reaffirmation. The Subsidiary Guarantors hereby acknowledge and agree to the amendments to the Credit Agreement effected by this Agreement. Each of the Subsidiary Guarantors hereby reaffirms all of the terms and conditions of the guaranty set forth in Section 6 of the Credit Agreement and agrees that such guaranty is applicable to all of the Guaranteed Obligations, as amended by this Agreement. The Subsidiary Guarantors hereby acknowledge and agree that they have no defenses, offsets or counterclaims with respect to the Guaranteed Obligations and hereby waive and release all claims against the Syndication Agent and the Lenders with respect thereto.

     5. Representations and Warranties. In order to induce the Syndication Agent and the Lenders to enter into this Agreement and amend the Credit Agreement as provided herein, each Obligor hereby represents and warrants to the Syndication Agent and the Lenders that:

          (a) All of the representations and warranties of the Obligors set forth in the Credit Agreement are true, complete and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof and as if set forth at length herein.

          (b) After giving effect to this Agreement, no Default or Event of Default presently exists and is continuing on and as of the date hereof.

          (c) Since the date of the Obligors' most recent financial statements delivered to the Syndication Agent, no Material Adverse Effect has occurred, and no event has occurred or failed to occur which has had or is likely to have a Material Adverse Effect.

          (d) Each Obligor has full power and authority to execute, deliver and perform any action or step which may be necessary to carry out the terms of this Agreement and all other agreements, documents and instruments, if any, executed and delivered by the Obligors to the Syndication Agent and the Lenders concurrently herewith or in connection herewith (collectively, the "Amendment Documents"); each Amendment Document to which any of the Obligors is a party has been duly executed and delivered by such Obligors and is the legal, valid and binding obligation of such Obligor enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency, general equity principles or other similar laws affecting the enforcement of creditors' rights generally.

          (e) The execution, delivery and performance of the Amendment Documents will not (i) violate any provision of any existing law, statute, rule, regulation or ordinance binding upon the Obligors, (ii) conflict with, result in a breach of, or constitute a default under (A) the certificate of incorporation or by-laws or other equivalent formation documents of any Obligor, (B) any order, judgment, award or decree of any court, governmental authority, bureau or agency, or (C) any mortgage, indenture, material lease, contract or other material agreement or undertaking to which any Obligor is a party or by which any Obligor or its properties or assets may be bound, or (iii) result in the creation or imposition of any lien or other encumbrance upon or with respect to any property or asset now owned or hereafter acquired by any Obligor, other than liens in favor of the Syndication Agent for the ratable benefit of the Lenders.









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


          (f) No consent, license, permit, approval or authorization of, exemption by, notice to, report to, or registration, filing or declaration with any Person is required in connection with the execution, delivery, performance by the Obligors of the Amendment Documents or the transactions contemplated thereby.

     6. Syndication Agent's Costs. The Company shall on demand reimburse the Syndication Agent for all out-of-pocket costs, including legal fees and expenses, incurred by the Syndication Agent in connection with this Agreement, the transactions referenced herein and the administration of the facilities described in the Credit Agreement. In the event the Company shall fail to pay any such invoice within 10 days, the Company irrevocably authorizes the Syndication Agent to charge the Company's account(s) with the Syndication Agent (or its affiliate) in the amount of such out-of-pocket costs.

     7. No Change. Except as expressly set forth herein or modified hereby, all of the terms and provisions of the Credit Agreement and the other Basic Documents are hereby reaffirmed in their entirety shall continue in full force and effect.

     8. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same instrument. This Agreement shall not be binding upon any party until all parties hereto have executed this Agreement and delivered it to the Syndication Agent.

     9. No Defenses. The Company hereby acknowledges and agrees that it has no defenses, offsets or counterclaims with respect to its obligations under the Credit Agreement, the Notes, the other Basic Documents and the Operative Documents and hereby waives and releases all claims against the Syndication Agent and the Lenders with respect thereto.

     10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned have caused their duly authorized representatives to execute and deliver this Agreement as of the day and year first above written.


                                          CORRECTIONAL SERVICES CORPORATION,
                                          a Delaware corporation


                                          By:_________________________________
                                          Name:
                                          Title:




                                          YOUTH SERVICES INTERNATIONAL, INC.
                                          a Maryland corporation


                                          By:_________________________________
                                          Name:
                                          Title:




                                          FF&E, INC., a New Jersey corporation


                                          By:_________________________________
                                          Name:
                                          Title:




                                          COMMUNITY CORRECTIONS, INC., a
                                          Texas corporation


                                          By:_________________________________
                                          Name:
                                          Title:







                       (Signatures continued on next page)

                                          YOUTH SERVICES INTERNATIONAL
                                          OF NORTHERN IOWA, INC., an
                                          Iowa corporation


                                          By:_________________________________
                                          Name:
                                          Title:




                                          YOUTH SERVICES INTERNATIONAL OF
                                          BALTIMORE, INC., a Maryland
                                          corporation


                                          By:_________________________________
                                          Name:
                                          Title:




                                          YOUTH SERVICES INTERNATIONAL
                                          OF VIRGINIA, INC., a Virginia
                                          corporation


                                          By:_________________________________
                                          Name:
                                          Title:




                                          YOUTH SERVICES INTERNATIONAL
                                          HOLDINGS, INC., a Delaware corporation


                                          By:_________________________________
                                          Name:
                                          Title:














                       (Signatures continued on next page)

                                          YOUTH SERVICES INTERNATIONAL
                                          REAL PROPERTY PARTNERSHIP, LLP, a
                                          Maryland limited liability partnership


                                          By:_________________________________
                                          Name:
                                          Title:




                                          YOUTH SERVICES INTERNATIONAL
                                          OF DELAWARE, INC., a Delaware
                                          corporation


                                          By:_________________________________
                                          Name:
                                          Title:




                                          YOUTH SERVICES INTERNATIONAL
                                          OF ILLINOIS, INC., a Maryland
                                          corporation


                                          By:_________________________________
                                          Name:
                                          Title:




                                          YOUTH SERVICES INTERNATIONAL
                                          OF MARYLAND, INC., a Maryland
                                          corporation


                                          By:_________________________________
                                          Name:
                                          Title:













                       (Signatures continued on next page)

                                          YOUTH SERVICES INTERNATIONAL
                                          OF MINNESOTA, INC., a Maryland
                                          corporation


                                          By:_________________________________
                                          Name:
                                          Title:




                                          YOUTH SERVICES INTERNATIONAL
                                          OF SOUTH DAKOTA, INC., a South Dakota
                                          corporation


                                          By:_________________________________
                                          Name:
                                          Title:




                                          YOUTH SERVICES INTERNATIONAL
                                          OF TEXAS, INC., a Texas corporation


                                          By:_________________________________
                                          Name:
                                          Title:




                                          YSI OF CENTRAL IOWA, INC.,
                                          an Iowa corporation


                                          By:_________________________________
                                          Name:
                                          Title:














                       (Signatures continued on next page)

                                          YOUTH SERVICES INTERNATIONAL
                                          OF IOWA, INC., a Maryland
                                          corporation


                                          By:_________________________________
                                          Name:
                                          Title:




                                          YOUTH SERVICES INTERNATIONAL
                                          OF MICHIGAN, INC., a Michigan
                                          corporation


                                          By:_________________________________
                                          Name:
                                          Title:




                                          YOUTH SERVICES INTERNATIONAL
                                          OF MISSOURI, INC., a Missouri
                                          corporation


                                          By:_________________________________
                                          Name:
                                          Title:




                                          YOUTH SERVICES INTERNATIONAL
                                          OF TENNESSEE, INC., a Maryland
                                          corporation


                                          By:_________________________________
                                          Name:
                                          Title:












                       (Signatures continued on next page)

                                          YOUTH SERVICES INTERNATIONAL
                                          SOUTHEASTERN PROGRAMS, INC.,
                                          a Maryland corporation


                                          By:_________________________________
                                          Name:
                                          Title:




                                          CSC MANAGEMENT DE PUERTO RICO, INC.,
                                          a Puerto Rico corporation


                                          By:_________________________________
                                          Name:
                                          Title:




                                          FLEET NATIONAL BANK,
                                          as the Syndication Agent and a Lender


                                          By:_________________________________
                                          Name:
                                          Title:




                                          SUNTRUST BANK, NASHVILLE, N.A.,
                                          as a Lender


                                          By:_________________________________
                                          Name:
                                          Title:




                                          BANCO POPULAR NORTH AMERICA,
                                          as a Lender


                                          By:_________________________________
                                          Name:
                                          Title:







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


                                   SCHEDULE I

                COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES



PART 2 - ADDRESSES FOR NOTICES TO SYNDICATION AGENT, BORROWER AND SUBSIDIARY
         GUARANTORS:




SYNDICATION AGENT:

Fleet National Bank
750 Walnut Avenue
Cranford, New Jersey 07016
Attention:  Craig Heal
Telecopier No.: (908) 653-1680
Telephone No.: (908) 709-5472




BORROWER AND EACH SUBSIDIARY GUARANTOR:

c/o Correctional Services Corporation
1819 Main Street
Suite 1000
Sarasota, Florida 34236
Attention: Skip Wagner
Telecopier No.: (941) 953-9198
Telephone No.: (941) 953-9199



















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